Income Taxes, Summary of Reconciliation of Expected Income Tax Expense Computed at Statutory Federal Income Tax Rate (Details) (USD $)	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
Income Taxes [Abstract]
Expected tax expense	$ 1,766,192	$ 1,580,666
State income tax, net of federal tax benefit	184,559	207,817
Tax exempt income	(227,117)	(75,568)
Nondeductible and other items	27,480	46,752
Total income tax expense	$ 1,751,114	$ 1,759,667